                                                                   EXHIBIT 10.31

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 15, 2000, but
                                 ---------
is only effective as of the Effective Date (as defined below), by and among HealthCentral.com, a Delaware corporation ("HCC"), Vitamins.com, Inc., a Delaware corporation ("VC"), and Robert M. Haft ("Employee").
                                                  --------

                                  BACKGROUND

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization and Merger (the "Plan"), dated as of March
                                                      ----
15, 2000 among HCC, Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HCC ("Acquisition Corp"), and VC, pursuant to which Acquisition
                    ----------------
Corp is to merge with and into VC (the "Merger"), VC will continue as the
                                        ------
surviving corporation in the merger, and the shares of VC capital stock outstanding immediately prior to the effective time of the merger will be converted into shares of HCC Common Stock. The date on which the Merger becomes effective will be the effective date of this Agreement (the "Effective Date").
                                                             --------------

     In consideration for HCC's entering into and performing under the Plan, Employee has agreed to concurrently enter into the Confidentiality Agreement and the Non-Competition Agreement (as provided in Section 5).

     VC and HCC are sometimes together referred to herein as the "Company".

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein, HCC and Employee hereby agree as follows:

     1.  Duties.  Employee will be employed as a full-time employee of HCC and
         ------
initially will serve as its President of VC, and agrees to perform such services as are commensurate with such a position and as may be reasonably required or directed by the Chief Executive Officer of HCC. Employee agrees to perform such other duties and responsibilities, commensurate with Employee's position, as may be reasonably required of him by the Chief Executive Officer of HCC. Employee agrees that, to the best of Employee's ability and experience, Employee will at all times conscientiously perform all of the duties and obligations assigned to Employee in accordance with this Agreement.

     2.  Full-Time Employment.  Employee's employment will be on a full-time
         --------------------
basis, in accordance with standard employee policies for HCC. Except for such activities, if any, as may be set forth in Schedule 1 attached hereto or as may hereafter be consented to by HCC in its sole discretion, during Employee's employment hereunder, Employee will not engage in any other business or render any commercial or professional services, directly or indirectly, to any other person or organization, whether for compensation or otherwise, provided that Employee may (i) provide incidental assistance to family members on matters of family business, and (ii) sit on the boards of charitable and nonprofit organizations which do not compete with HCC, provided in each case that such activities do not conflict with or materially interfere with Employee's obligations to HCC. Employee may make personal investments in nonpublicly traded corporations, partnerships or other entities, which are not engaged in: (i) a pharmacy or retail drugstore business (including but not limited to a business involved in the provision of prescription, over-the-counter and health and beauty products) that operates interactively via electronic media, including over the Internet or (ii) a business, other than a manufacturing business, that provides health information, products and services directly to the general public (including linkages between consumers and health providers, payors and ancillary entities) in various communications media, including but not limited to radio, television, Internet, interactive television, interactive cable and satellite (the foregoing description of business activities and markets shall be referred to in this Agreement as "Competitive Businesses"). Notwithstanding
                                  ----------------------
anything to the contrary contained in this Agreement, Employee may make personal investments in publicly traded corporations regardless of the business they are engaged in, provided that Employee does not at any time own in excess of 1% of the issued and outstanding stock of any such publicly traded corporation that is engaged in any Competitive Businesses.

     3.   Place of Employment.  During the term of employment, Employee shall
          -------------------
render his services principally at the principal executive offices of the Company, as mutually agreed. In addition, Employee shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder.

     4.   Compensation.
          ------------

          (a)  Salary.  Employee's initial monthly base salary rate shall be
               ------
$12,500 per month (the "Monthly Base Salary") ($150,000 on an annualized basis),
                        -------------------
subject to review and increase from time to time thereafter in accordance with the Company's policies. Such salary shall be paid in accordance with the Company's normal payroll practices.

          (b)  Business Expenses.  The Company shall reimburse Employee for all
               -----------------
reasonable business expenses incurred by Employee in the course of performing services for the Company under this Agreement in accordance with the Company's then existing policy relating to reimbursement of business expenses for the Company's employees.

          (c)  Other Benefits.  Employee will be entitled to participate in or
               --------------
receive benefits commensurate with Employee's position and those of similarly situated employees of HCC in accordance with HCC's standard employee policies in effect from time to time. HCC may change, amend, modify or terminate any benefit plan from time to time.

          (d)  Withholding, Etc.  The Company may make such deductions,
               ----------------
withholdings and other payments from all sums payable pursuant to this Agreement which are required by law or as Employee requests in writing for taxes and other charges.

          (e)  Vacation.  Employee shall be entitled to no less than three weeks
               --------
of paid vacation or personal time off during each full calendar year of his employment hereunder (and a pro rata portion thereof for any period of such employment that is less than a full calendar year) or such greater amount of vacation, personal and other leave as HCC provides to similarly situated employees of HCC.

     5.   Confidentiality.  Simultaneously with the execution of this Agreement,
          ---------------
Employee is executing and delivering and hereby adopts and agrees to be bound by the form of Confidential Information and Invention Assignment Agreement attached hereto as Schedule 2 (the "Confidentiality Agreement").
                           -------------------------

     6.   Termination.  Employee's employment with the Company will be on an "at
          -----------
will" basis, which means that either Employee or HCC may terminate Employee's employment at any time for any reason or no reason, without further obligation or liability, subject to the terms and conditions of this Agreement. Except in the case of Employee's fraud or theft or misappropriation of Company property, the Company's sole recourse against Employee for breaches under this Agreement shall be to exercise its right to terminate Employee's employment with the Company. In particular,

          (a)  Employee's employment shall terminate upon the death of Employee.

          (b) The Company may terminate Employee's employment by written notice to Employee in the event Employee is unable, for a period of three or more consecutive months or 150 calendar days during any consecutive twelve-month period, due to illness, accident or other physical or mental incapacity, to perform his duties hereunder.

          (c)  The Company may terminate Employee's employment for "Cause" (as
                                                                    -----
defined below) by written notice to Employee.

          (d) The Company may terminate Employee's employment for any other reason by written notice to Employee.

          (e) Employee may terminate Employee's employment for any reason at any time by written notice to the Company.

          (f) The Confidentiality Agreement, the Non-Competition Agreement executed by the Employee concurrently herewith and Sections 5, 6, 7, 8 and 9 of this Agreement shall survive the termination of this Agreement as a result of the termination of Employee's employment for any reason.

     7.   Definition of "Cause."  As used in this Agreement, the term "Cause"
          --------------------                                         -----
shall mean:

          (a) Employee personally engaging in knowing and intentional illegal conduct which is seriously injurious to HCC or its affiliates;

          (b) Employee being convicted of a felony, or committing a material act of dishonesty or fraud against, or the material misappropriation of property belonging to, HCC or its affiliates;

          (c)  Employee habitually neglecting his duties hereunder,

          (d) Employee knowingly and intentionally breaching any material term of this Agreement, the Confidentiality Agreement or the Noncompetition Agreement executed by the

Employee concurrently herewith (the "Noncompetition Agreement");

          (e) Employee's commencement of employment with another employer while he is an employee of HCC; or

          (f) any material breach by Employee of any material provision of this Agreement or the Confidentiality Agreement or the Non-Competition Agreement executed by the Employee concurrently herewith which continues uncured for thirty (30) days following notice thereof.

     8.   Severance Payment.  If HCC terminates Employee's employment pursuant
          -----------------
to Section 6(d) during the period beginning on the Effective Date and ending one year thereafter (the "Severance Period"), then HCC will pay Employee on a
                      ----------------
monthly basis and at a monthly rate the Monthly Base Salary for the greater of
(i) six (6) months or (ii) each month remaining in the Severance Period (subject to proration for any partial month so remaining), subject to Employee's continued compliance with all the terms of the Confidentiality Information and the Non-Competition Agreement and the surviving terms of this Agreement, and provided, however, that if Employee begins rendering services as an employee or
--------  -------
consultant in excess of thirty (30) hours per week to any person or entity during the Severance Period and receives salary for such services, then the Company will cease making such severance payments at such time. Employee has no obligation to seek employment during the Severance Period.

     9.   Miscellaneous.
          -------------

          (a)  Notices.  Any and all notices permitted or required to be given
               -------
under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (as evidenced by the sender's confirmation receipt), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or
(iii) seventy-two (72) hours after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this
Section 9(a):

          If to HCC:

                  HealthCentral.com
                  6001 Shellmound Street, Suite 800
                  Emeryville, CA 94608
                  Attn: Chief Executive Officer

          If to Employee:

                  Robert M. Haft
                  2346 Massachusetts Avenue, N.W.
                  Washington, D.C. 20008
          with a copy to:

               Venable, Baetjer, Howard and Civiletti, LLP
               1615 L Street, N.W., Suite 400
               Washington, D.C. 20036
               Attn: Michael A. Schlesinger
               Tel. No. (202) 429-3288
               Facsimile No. (202) 429-3231

          (b)  Entire Agreement; Amendments. This Agreement, the Confidentiality
               ----------------------------
Agreement and the Noncompetition Agreement contain the entire agreement and supersede and replace all prior agreements between HCC or Company and Employee concerning the subject matter contained in this Agreement. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c)  Successors and Assigns.  This Agreement will not be assignable by
               ----------------------
either Employee or HCC, except that the rights and obligations of HCC under this Agreement may be assigned to a corporation which becomes the successor or HCC to HCC or Company as the result of a merger or other change of control in the ownership of HCC or Company.

          (d)  Governing Law.  This Agreement will be governed by and
               -------------
interpreted according to the substantive laws of the State of Delaware without regard to such state's conflicts law. Each party hereto agrees to submit to the jurisdiction of the state and Federal courts located within the State of Delaware and agrees that venue for any dispute hereunder shall lie exclusively in such courts.

          (e)  No Waiver.  The failure of either party to insist on strict
               ---------
compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f)  Severability.  Employee and HCC recognize that the limitations
               ------------
contained herein are reasonably and properly required for the adequate protection of the interests of HCC. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

          (g)  Counterparts.  This Agreement may be executed in counterparts
               ------------
which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

          (h)  Attorneys' Fees.  In the event any dispute arises hereunder the
               ---------------
court shall have the authority to award costs and attorneys' fees to the prevailing party.

          IN WITNESS WHEREOF, this Agreement is made and effective as of the Effective Date.


HEALTHCENTRAL.COM                       EMPLOYEE


By:___________________________          ________________________
Title:________________________          ROBERT M. HAFT



VITAMINS.COM, INC.



By:  _________________________
Title:________________________

                                  SCHEDULE 1

                             PERMITTED ACTIVITIES

Robert M Haft Insurance Trust 1986
RMH Investment Associates LLC
ROBERT HAFT CAPITAL L.L.C.
ROBERT HAFT GROUP L.L.C.
Home Health L.L.C
Jefferson Chase LLC
Colby Bartlett LLC
Hamilton Morgan LLC
Cropexchange.com
Claimjump.com
Intrepid Connecticut Ave. L.L.C.
Intrepid C Street L.L.C.

                                  SCHEDULE 2

                           CONFIDENTIALITY AGREEMENT

                                  SCHEDULE 2

                               HEALTHCENTRAL.COM

          CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT
          -----------------------------------------------------------

     In exchange for my becoming employed (or my employment being continued), or retained as a consultant or director (or my consulting or director relationship being continued), by HealthCentral.com or its subsidiaries, affiliates, or successors (collectively, the "Company"), I hereby agree as follows:
                               -------

     1.   Duties.  I will perform for the Company such duties as may be
          ------
designated by the Company from time to time. During my period of employment or consulting relationship with the Company, I will devote my best efforts to the interests of the Company and will not engage in other employment or in any activities detrimental to the best interests of the Company without the prior written consent of the Company.

     2.   At-Will Relationship.  If I am an employee or consultant, I understand
          --------------------
and acknowledge that my employment or consulting relationship with the Company is and shall continue to be at-will, as defined under applicable law, meaning that either I or the Company may terminate the relationship at any time for any reason or no reason, without further obligation or liability.

     3.   Inventions.  As used in this Confidential Information and Inventions
          ----------
Assignment (this "Agreement"), the term "Inventions" means designs, trademarks,
                  ---------              ----------
discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, developments, original works of authorship, concepts, know-how, improvements, and ideas, whether or not patentable or registrable under copyright or similar laws, including all rights to obtain, register, perfect and enforce these proprietary interests.

     4.   Confidential Information.  As used in this Agreement, the term
          ------------------------
"Confidential Information" means information pertaining to any aspects of the
 ------------------------
Company's business or the business of Vitamins.com, Inc. ("VC Corporation"), including but not limited to its research, technical data, products, services, plans for products or services, customers and potential customers, markets and marketing, finances, financial projections, employees (including employee compensation), patents, patent applications, developments, inventions, processes, designs, drawings, engineering, formulae, scientific or other information, business plans, and agreements with third parties, disclosed to me by the Company or VC Corporation either directly or indirectly in writing, orally or by drawings or observation of parts or equipment, or created by me during the period of my employment, consulting or director relationship with the Company or VC Corporation, whether or not during working hours, and directly related to the Company's business.

     5.   Assignment of Inventions.  Without further compensation, I hereby
          ------------------------
agree promptly to disclose to the Company, and I hereby assign and agree to assign to the Company or its designee, my entire right, title, and interest throughout the world in and to all Inventions and all intellectual property rights thereto that I may solely or jointly conceive, develop or reduce to practice during the period of my employment, consulting or director relationship with the Company or VC Corporation (whether commenced prior to or upon the date of this Agreement), whether or not during working hours, except as provided in
Section 10. Without limiting the foregoing, if I am a consultant, any Inventions that would otherwise be assigned pursuant to this Section 5 and which constitute copyrightable subject matter shall be deemed "works made for hire" as that term
                                              -------------------
is defined in the United States Copyright Act. No rights are hereby conveyed in the Inventions listed on Exhibit A hereto, which relate to the Company's
                         ---------
business
or the business of VC Corporation and which were made by me prior to my employment, consulting or director relationship with VC Corporation.

     6.   Further Assistance; Power of Attorney.  I agree to perform, during and
          -------------------------------------
after my employment, consulting or director relationship, all acts deemed necessary or desirable by the Company to permit and assist it, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions and all intellectual property rights thereto assigned to the Company as set forth in Section 5 above. Such acts may include, but are not limited to, the disclosure to the Company of all information relating thereto, the execution of documents and assistance or cooperation in legal proceedings. I hereby waive and irrevocably quitclaim to the Company any and all claims, of any nature whatsoever, that I now or hereafter have for infringement of any and all proprietary rights assigned to the Company.

     7.   Confidentiality Obligation.  I agree to hold in confidence and not
          --------------------------
directly or indirectly to use or disclose to any third person or entity, either during or after termination of my employment, consulting or director relationship with the Company, any Confidential Information I obtain or create during the period of my employment, consulting or director relationship with the Company or VC Corporation (whether commenced prior to or upon the date of this Agreement), whether or not during working hours, except to the extent authorized by the Company or required by applicable law (in which event I will provide prompt notice to the Company), until such Confidential Information becomes generally known by the public. I agree not to make copies of such Confidential Information except as authorized by the Company or required by applicable law (in which event I will provide prompt notice to the Company). Upon termination of my employment, consulting or director relationship or upon an earlier request of the Company, I will return or deliver to the Company all tangible forms of such Confidential Information in my possession or control, including but not limited to drawings, specifications, documents, records, devices, models or any other material and copies or reproductions thereof.

     8.   No Conflicts.  I represent that my performance of all the terms of
          ------------
this Agreement and my provision of services as an employee or director of or consultant to the Company or VC Corporation has not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my becoming an employee, consultant or director of the Company or VC Corporation, and I will not disclose to the Company or VC Corporation, or induce the Company or VC Corporation to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any written or oral agreement that conflicts with the provisions of this Agreement.

     9.   Effects of Agreement.  This Agreement (a) shall survive my employment
          --------------------
by or consulting or director relationship with the Company or VC Corporation,
(b) does not in any way restrict my right or the right of the Company to terminate my employment or consulting relationship, with or without cause, (c) inures to the benefit of successors and assigns of the Company, and (d) is binding upon my heirs and legal representatives. This Agreement is subject to the terms of my Employment Agreement with the Company, which shall control in the event of any conflict.

     10.  Inventions.  This Agreement does not apply to an Invention that would
          ----------
qualify fully under the provisions of Exhibit B.
                                      ---------

     11.  No Interference.  I certify that, to the best of my information and
          ---------------
belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

     12.  Solicitation of Employees, Consultants and Other Parties.  I agree
          --------------------------------------------------------
that during the term of my employment, consulting or director relationship with the Company or VC Corporation, and for the period of 12 months immediately following the termination of my relationship with the Company or VC Corporation for any reason, I shall not directly or indirectly solicit, induce, recruit or encourage any of the Company's employees or consultants to terminate their relationship with the Company, or attempt any of the foregoing, either for myself or any other person or entity. For the period of 12 months immediately following termination of my relationship with the Company or VC Corporation for any reason, I shall not solicit any licensor to or customer of the Company or VC Corporation or licensee of the Company's or VC Corporation's products or services, that are known to me, with respect to any business, products or services that are directly competitive to the products or services offered by the Company or VC Corporation or under development in the division of the Company or VC Corporation in which I am employed or, to my knowledge, are under development outside such division as of the date of termination of my relationship with the Company or VC Corporation; provided, however, that nothing contained in this Agreement shall be construed to prohibit me from soliciting the general public.

     13.  Miscellaneous.  This Agreement supersedes any oral, written or other
          -------------
communications or agreements concerning the subject matter of this Agreement, and may be amended or waived only by a written instrument signed by the parties. This Agreement shall be governed by the laws of the State of Delaware applicable to contracts entered into and performed entirely within the State, without giving effect to principles of conflict of laws. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement only to the extent unenforceable, and the remainder of such provision and of this Agreement shall be enforceable in accordance with its terms. The parties agree to submit to the exclusive jurisdiction of the federal and state courts located within the State of Delaware and agree that venue shall lie exclusively within such courts.

     14.  Acknowledgment.  I certify and acknowledge that I have carefully read
          --------------
all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

HEALTHCENTRAL.COM


By: _____________________       ________________________________________________
    Name:________________       Signature of Employee, Consultant or Director
    Title:_______________

   Dated: ______________, ____  ________________________________________________
                                Name of Employee, Consultant or Director (print)

                                   EXHIBIT A
                                   ---------

                           LIST OF PRIOR INVENTIONS
                       AND ORIGINAL WORKS OF AUTHORSHIP
                            EXCLUDED FROM SECTION 5

                                                             Identifying Number
        Title                       Date                   or Brief Description
     -----------                  --------                ----------------------

See list set forth in Schedule 1 to the Employment Agreement to which this
Schedule 2 is attached.





___ No inventions or improvements

___ Additional Sheets Attached

Signature: _____________________________

Print Name: ____________________________

Date: __________________________________

                                   EXHIBIT B
                                   ---------

     (a) Sections 4, 5 and 7 of the Agreement shall not apply to an invention that the Employee developed entirely on his own time without using the Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the Company's business, or actual or demonstrably anticipated research or development of the Company.

          (2)  Result from any work performed by the Employee for the Company.

     (b) To the extent a provision in the Agreement purports to require Employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is void and unenforceable.

                                  SCHEDULE 3

                           NONCOMPETITION AGREEMENT

                           NONCOMPETITION AGREEMENT

     THIS NONCOMPETITION AGREEMENT (this "Agreement") is made as of the 15/th/
                                          ---------
day of March, 2000 by and between HealthCentral.com, a Delaware corporation ("HCC") and Robert M. Haft ("Key Employee").
  ---                        ------------

                                  BACKGROUND
                                  ----------

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization and Merger (the "Plan"), dated as of March
                                                      ----
15, 2000 among HCC, HCC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HCC ("Acquisition Corp"), and Vitamins.com, Inc., a Delaware
                          ----------------
corporation (the "Company"), pursuant to which Acquisition Corp is to merge with
                  -------
and into Company (the "Merger") and Company will continue as the surviving
                       ------
corporation in the Merger, and the shares of Company capital stock outstanding immediately prior to the effective time of the Merger will be converted into shares of HCC Common Stock.

     Key Employee is a stockholder of Company and has been actively involved in the development and/or marketing of the Company's products and services. HCC intends to continue the business of Company after the Merger and integrate such business into HCC's ongoing business as a subsidiary of HCC. To preserve and protect the assets of Company and HCC, including HCC's goodwill, customers and trade secrets of which Key Employee has and will have knowledge in his or her role as an employee, and in consideration for HCC's entering into and performing under the Employment Agreement with Key Employee of even date herewith, Key Employee has agreed to enter into this Agreement.

     Key Employee and HCC believe the limitations as to time, geographical area and scope of activity contained in this Agreement hereof are reasonably necessary to, and no greater than that required to, protect the goodwill and business interests of HCC.

          1. For the period beginning on the date on which Key Employee no longer is an employee of or consultant to HCC (the "Effective Date") and ending
                                                    --------------
on the one-year anniversary of the Effective Date, Key Employee will not, in the geographical areas referred to in Section 2 below, individually or as an employee, consultant, partner, officer, director or shareholder or in any other capacity whatsoever of or for any person, firm, partnership, or corporation other than HCC or its subsidiaries, work as an employee or consultant, or own, manage, operate, sell, control or participate in the ownership, management, operation, sales or control of, any business engaged in the following (the following being hereinafter referred to as the "Restricted Business"): (i) a
                                                -------------------
pharmacy or retail drugstore business (including but not limited to a business involved in the provision of prescription, over-the-counter and health and beauty products) that operates interactively via electronic media, including over the Internet, or (ii) a business that provides health information, products and services to the general public (including linkages between consumers and health providers, payors and ancillary entities) in various communications media, including but not limited to radio, television, internet, interactive television, interactive cable and satellite; provided, however, that the foregoing shall not prohibit

Key Employee from providing services to (a) a business or a division of a business that is not engaged in the activities described in (i) and (ii) above (a "Permitted Business Unit") even though another division or affiliate of the
    -----------------------
business is engaged in such activities, provided that Key Employee's duties and responsibilities exclusively relate to the Permitted Business Unit or (b) a business engaged in the activities described in (i) and (ii) above, so long as Key Employee is not directly engaged in or responsible for activities that would constitute a Restricted Business, or (c) a primarily "bricks and mortar" business which derives less than 15% of its revenue from the activities described in (i) and (ii) above ((a), (b) and (c) being collectively referred to as "Permitted Businesses"). Notwithstanding the foregoing or anything to the
    --------------------
contrary contained in this Agreement, (a) Key Employee may make personal investments in nonpublicly traded corporations, partnerships or other entities, which are not engaged in the Restricted Business, unless they are Permitted Businesses, and (b) Key Employee may make personal investments in publicly traded corporations regardless of the business they are engaged in, provided that Employee does not at any time own in excess of 1% of the issued and outstanding stock of any such publicly traded corporation that is engaged in the Restricted Business, unless they are Permitted Businesses. For purposes of illustrating the foregoing, Key Employee would not be precluded from employment with Amazon.com so long as Key Employee was not directly engaged in or responsible for any business of Amazon.com that is a Restricted Business. Key Employee also would not be precluded from employment with Target Stores so long as Target Stores does not derive more than 15% of its revenues from Restricted Businesses.

          2. The geographical areas in which the restrictions provided for in this Agreement apply include all cities, counties and states of the United States, and all other countries in which HCC or Company has engaged in sales or otherwise conducted business or selling or licensing efforts in any aspect of the Restricted Business at any time prior hereto or during the term of this Agreement. Key Employee acknowledges that the scope and period of restrictions and the geographical area to which the restrictions imposed in this Section 2 applies are fair and reasonable and are reasonably required for the protection of HCC and that this Agreement accurately describes the business to which the restrictions are intended to apply.

          3. Key Employee acknowledges that any breach of the covenants of this Agreement will result in immediate and irreparable injury to HCC and, accordingly, consents to the application of injunctive relief and such other equitable remedies for the benefit of HCC as may be appropriate in the event such a breach occurs or is threatened. The foregoing remedies will be in addition to all other legal remedies to which HCC may be entitled hereunder, including, without limitation, monetary damages.

          4.   Miscellaneous.
               -------------

               (a)  Notices. Any and all notices permitted or required to be
                    -------
given under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (to the receiving party's facsimile number), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (iii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section 4(a):

If to HCC:

     HealthCentral.com
     6001 Shellmound Street, Suite 800
     Emeryville, CA  94680
     Attn: C. Fred Toney

If to Key Employee:

     Robert M. Haft
     2346 Massachusetts Avenue, N.W.
     Washington, D.C. 20008

with a copy to:

     Venable, Baetjer, Howard and Civiletti, LLP
     1615 L Street, N.W., Suite 400
     Washington, D.C. 20036
     Attn: Michael A. Schlesinger
     Tel. No. (202) 429-3288
     Facsimile No. (202) 429-3231


          (b)  Amendments.  This Agreement, along with the Confidential
               ----------
Information and Invention Assignment Agreement between HCC and Key Employee dated concurrently herewith (the "Confidentiality Agreement") and the Employment
                                  -------------------------
Agreement between HCC and Key Employee dated concurrently herewith (the "Employment Agreement"), contains the entire agreement and supersedes and
 --------------------
replaces all prior agreements between Key Employee and Company or HCC concerning the subject matter of this Agreement. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c)  Successors and Assigns.  This Agreement will not be assignable by
               ----------------------
either Key Employee or HCC, except that the rights and obligations of HCC under this Agreement may be assigned to a corporation which becomes the successor to HCC or Company as the result of a merger or other change of control in the ownership of HCC or Company.

          (d)  Governing Law.  This Agreement will be governed by and
               -------------
interpreted according to the substantive laws of the State of Delaware without regard to such state's conflicts law. Each party hereto agrees to submit to the jurisdiction of the state and Federal courts located within the State of Delaware and agrees that venue for any dispute hereunder shall lie exclusively in such courts.

          (e)  No Waiver.  The failure of either party to insist on strict
               ---------
compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f)  Severability.  It is the intent of the parties that the
               ------------
provisions of this Agreement will be enforced to the fullest extent permissible under applicable law. Key Employee and HCC recognize that the limitations contained herein are reasonably and properly required for the adequate protection of the interests of HCC. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be invalid or unenforceable, this Agreement will be deemed amended to revise that provision or portion to the minimum extent necessary to render it enforceable. Such amendment will apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication was made, and the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

          (g)  Counterparts.  This Agreement may be executed in counterparts
               ------------
which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

          (h)  Attorneys' Fees.  In the event any dispute arises  under  this
               ---------------
Agreement, the court shall have the authority to award costs and attorneys' fees to the prevailing party.


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                                       4

     IN WITNESS WHEREOF, this Agreement is made and effective as of the date above written.


HEALTHCENTRAL.COM                             KEY EMPLOYEE


By:  _______________________________          ________________________________
Its: _______________________________          ROBERT M. HAFT

                                       5